U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 28, 2005



                           AMERICAN SECURITY RESOURCES
                          CORPORATION (formerly Kahuna
                             Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             000-27419                          75-2749166
             ---------                         ----------
       (Commission File Number)        (I.R.S. Employer Identification No.)


                          9601 Katy Freeway, Suite 220
                              Houston, Texas, 77024
          (Address of principal executive offices including zip code)


                                  713-465-1001
                                  ------------
              (Registrant's telephone number, including area code)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On October 28, 2005, American Security Resources Corporation acquired 100% of the issued and outstanding shares of EGO Design Inc. which has filed patent applications for silicon-based, hydrogen fuel cells.


                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMERICAN SECURITY RESOURCES CORPORATION




By:  /s/Frank Neukomm
   ---------------------------------------------------
       Frank Neukomm, Chief Financial Officer




DATE:    November 4, 2005